UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 30, 2005 (March 29, 2005)

LaBarge, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-05761 73-0574586

(Commission File Number) (IRS Employer Identification No.)

9900A Clayton Road, St. Louis, Missouri 63124

(Address of Principal Executive Offices) (Zip Code)

(314) 997-0800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LaBARGE, INC.

FORM 8-K

ITEM 5.02(b):        Departure of Directors

ITEM 7.01: Regulation FD Disclosure
LaBarge, Inc. is furnishing under Item 5.02 and Item 7.01 of this Current Report on Form 8-K:

Effective immediately, Mr. James P. Shanahan, Jr. tendered his resignation from the Registrant’s Board of Directors. Mr. Shanahan’s resignation is precipitated by the merger of his employer into a company whose corporate policies prohibit its investment management professionals from serving on public-company boards of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBarge, Inc. (Registrant)
By: /S/DONALD H. NONNENKAMP
March 30, 2005	Donald H. Nonnenkamp
Vice President, Chief Financial Officer
and Secretary